                                                                     EXHIBIT 1.1


                                5,700,000 SHARES

                               FOUR MEDIA COMPANY

                                  COMMON STOCK
                           (PAR VALUE $.01 PER SHARE)


                             UNDERWRITING AGREEMENT
                             ----------------------



                                        FEBRUARY 5, 1997



FURMAN SELZ LLC
PAINEWEBBER INCORPORATED
As Representatives of the
 several Underwriters
c/o Furman Selz LLC
230 Park Avenue
New York, New York  10169

Dear Sirs:

    1. INTRODUCTION. Four Media Company, a Delaware corporation (the "Company"), proposes to issue and sell to the several Underwriters named in
Schedule I hereto (the "Underwriters"), for which Furman Selz LLC and PaineWebber Incorporated are acting as the representatives (the "Representatives"), an aggregate of 3,491,784 shares of the Company's Common Stock, par value $.01 per share (the "Common Stock"). Technical Services Partners, L.P., a Delaware limited partnership (the "Selling Stockholder") proposes to sell to the several Underwriters an aggregate of 2,208,216 outstanding shares of Common Stock. The 3,491,784 shares of Common Stock to be sold by the Company and the 2,208,216 shares of Common Stock to be sold by the Selling Stockholder are referred to herein as the "Firm Shares." The Company also proposes to issue and sell to the several Underwriters an aggregate of not more than 855,000 additional shares of Common Stock (the "Additional Shares"), if requested by the Underwriters in accordance with Section 9 hereof.

The Firm Shares and the Additional Shares collectively are referred to herein as the "Shares." The words "you" and "your" refer to the Representatives of the Underwriters.

    The Company and the Selling Stockholder hereby severally agree with the several Underwriters as follows:

    2.   REPRESENTATIONS AND WARRANTIES.

    (a) The Company represents and warrants to, and agrees with, each of the several Underwriters that:

               (i) A registration statement on Form S-1 (File No. 333-13721) under the Securities Act of 1933, as amended (the "Act"), with respect to the Shares, including a form of prospectus subject to completion, has been prepared by the Company in conformity with the requirements of the Act and the rules and regulations of the Securities and Exchange Commission (the "Commission") thereunder (the "Rules and Regulations"). Such registration statement has been filed with the Commission under the Act, and one or more amendments to such registration statement also may have been so filed. After the execution of this Underwriting Agreement (this "Agreement"), the Company shall file with the Commission either (A) if such registration statement, as it may have been amended, has been declared by the Commission to be effective under the Act, either (1) if the Company relies on Rule 434 under the Act, a Term Sheet (as hereinafter defined) relating to the Shares, that shall identify the Preliminary Prospectus (as hereinafter defined) that it supplements and containing such information as is required by Rules 434 and 430A under the Act or permitted by Rule 424(b) under the Act or (2) if the Company does not rely on Rule 434 under the Act, a prospectus in the form most recently included in an amendment to such registration statement filed with the Commission (or, if no such amendment shall have been filed, in such registration statement), with such insertions and changes as are required by Rule 430A under the Act or permitted by Rule 424(b) under the Act, and in the case of either clause
     (A)(1) or (A)(2) of this sentence as shall have been provided to and approved by the Representatives prior to the filing thereof, or (B) if such registration statement, as it may have been amended, has not been declared by the Commission to be effective under the Act, an amendment to such registration statement, including a form of prospectus, a copy of which amendment has been furnished to and approved by the Representatives prior to the filing thereof. As used in this Agreement, the term "Registration Statement" means such registration statement, as amended at the time when it was or is declared effective, including all financial schedules and exhibits thereto; the Registration Statement shall be deemed to include any information omitted therefrom pursuant to Rule 430A under the Act and included in the Prospectus (as hereinafter defined); the term "Preliminary Prospectus" means each prospectus subject to completion contained in such registration statement or any amendment thereto (including the prospectus

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     subject to completion, if any, included in the Registration Statement or any amendment thereto or filed pursuant to Rule 424(a) under the Act at the time it was or is declared effective); and the term "Prospectus" means:
     (A) if the Company relies on Rule 434 under the Act, the Term Sheet relating to the Shares that is first filed pursuant to Rule 424(b)(7) under the Act, together with the Preliminary Prospectus identified therein that such Term Sheet supplements; (B) if the Company does not rely on Rule 434 under the Act, the prospectus first filed with the Commission pursuant to Rule 424(b) under the Act; or (C) if the Company does not rely on Rule 434 under the Act and if no prospectus is required to be filed pursuant to Rule 424(b) under the Act, the prospectus included in the Registration Statement; and the term "Term Sheet" means any term sheet that satisfies the requirements of Rule 434 under the Act. Any reference to the "date" of a Prospectus that contains a Term Sheet shall mean the date of such Term Sheet. To the extent the Company relies on Rule 462(b) under the Act ("Rule 462(b)") to increase the maximum aggregate offering price, the Company shall have made in a timely manner any filing required under Rule 462(b) and such filing shall be in compliance with such Rule.

               (ii) The Commission has not issued any order preventing or suspending the use of any Preliminary Prospectus and has not instituted or threatened to institute any proceedings with respect to such an order.
     When any Preliminary Prospectus delivered to you for dissemination in connection with the offering was filed with the Commission it (A) contained all statements required to be stated therein in accordance with, and complied in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. When the Registration Statement or any amendment thereto was or is declared effective, it (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading.
     When the Prospectus or any Term Sheet that is a part thereof and when any amendment or supplement thereto is filed with the Commission pursuant to Rule 424(b) (or, if the Prospectus or such amendment or supplement is not required to be so filed, when the Registration Statement and when any amendment thereto containing such amendment or supplement to the Prospectus was or is declared effective) and at all times subsequent thereto up to and including the Closing Date (as defined in Section 3 hereof) and the Option Closing Date (as defined in Section 9 hereof), the Prospectus, as amended or supplemented at any such time, including any amendment or supplement effected by a Term Sheet (A) contained or will contain all statements required to be stated therein in accordance with, and complied or will comply in all material respects with the requirements of, the Act and the Rules and Regulations and (B) did not or will not

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     include any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The foregoing provisions of this paragraph (ii) shall not apply to statements or omissions made in any Preliminary Prospectus, the Registration Statement or any amendment thereto or the Prospectus or any amendment or supplement thereto in reliance upon, and in conformity with, information furnished in writing to the Company by or on behalf of the Underwriters through the Representatives expressly for use therein.

               (iii) The Company and each of its subsidiaries (the "Subsidiaries") (A) is a duly organized and validly existing corporation in good standing under the laws of its jurisdiction of incorporation, with full power and authority (corporate and other) to own or lease its properties and to conduct its business as described in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction in which it owns or leases property or in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify would not have a Material Adverse Effect (as hereinafter defined)). "Material Adverse Effect" means, when used in connection with the Company or its Subsidiaries, any development, change or effect that is materially adverse to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole.

               (iv) The Company has the duly authorized and validly outstanding capitalization set forth under the caption "Capitalization" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) and will have the adjusted capitalization set forth therein on the Closing Date and the Option Closing Date, based on the assumptions set forth therein. As of the Closing Date, the securities of the Company will conform to the descriptions thereof contained in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). The outstanding shares of Common Stock have been duly authorized and validly issued by the Company and are fully paid and nonassessable. Except as created hereby or referred to in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there are no outstanding options, warrants, rights or other arrangements requiring the Company or any Subsidiary at any time to issue any capital stock. No holders of outstanding shares of capital stock of the Company are entitled as such to any preemptive or other rights to subscribe for any of the Shares and neither the filing of the Registration Statement nor the offering or sale of the Shares as contemplated by this Agreement gives rise to any rights, other than those which have been waived or satisfied, for or relating to, the registration of any securities of the Company. The Shares have been duly authorized; on the Closing Date or the Option Closing Date (as the case may

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     be), after payment therefor in accordance with the terms of this Agreement,
     (A) the Firm Shares and the Additional Shares to be sold by the Company hereunder will be validly issued, fully paid and nonassessable, and (B) good and marketable title to the Shares will pass to the Underwriters on the Closing Date or the Option Closing Date (as the case may be) free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. Except as disclosed in the Prospectus, the outstanding shares of capital stock of each Subsidiary have been duly authorized and validly issued, are fully paid and nonassessable and are owned directly by the Company, free and clear of any lien, encumbrance, security interest, claim or other restriction whatsoever. The Company has received, subject to official notice of issuance, approval to have the Shares listed on the Nasdaq National Market (the "NNM") and the Company knows of no reason or set of facts which is likely to adversely affect such approval.

               (v) The consolidated financial statements and the related notes and schedules thereto included in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present in all material respects the consolidated financial condition, results of operations, stockholders' equity and cash flows of the Company and its Subsidiaries at the respective dates and for the respective periods specified therein. Such financial statements and the related notes and schedules thereto have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved (except as otherwise noted therein) and such financial statements as are audited have been examined by Coopers & Lybrand L.L.P., who are independent public accountants within the meaning of the Act and the Rules and Regulations, as indicated in their reports filed therewith. The selected financial information and statistical data set forth under the captions "Prospectus Summary--Summary Financial Information," "Capitalization," "Selected Financial Data," "Management's Discussion and Analysis of Financial Condition and Results of Operations" and "Business" in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) fairly present, on the basis stated in the Prospectus (or such Preliminary Prospectus), the information included therein and have been properly derived from the financial statements and other operating records of the Company and its Subsidiaries.

               (vi) The Company and each of its Subsidiaries have filed (giving effect to permitted extensions) all necessary foreign, federal, state and local income, franchise and other material tax returns and have paid all taxes shown as due thereunder (other than those being contested in good faith and by appropriate proceeding or for which adequate reserves have been established and reflected in the Company's financial statements), and the Company has no knowledge of any tax deficiency which might be assessed against the Company which, if so assessed, may have a Material Adverse Effect.

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               (vii)  The Company and each of its Subsidiaries are insured by insurers of recognized financial responsibility against such losses and risks and in such amounts as are prudent and customary in the businesses in which they are engaged; neither the Company nor any Subsidiary has been refused any insurance coverage sought or applied for; and neither the Company nor any Subsidiary has any reason to believe that it will not be able to renew its existing insurance coverage as and when such coverage expires or to obtain similar coverage from similar insurers as may be necessary to continue its business at a cost that would not have a Material Adverse Effect, except as described in or contemplated by the Prospectus.

               (viii) Except as disclosed in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), there is no pending action, suit, proceeding or investigation or, to the knowledge of the Company, threatened action, suit, proceeding or investigation before or by any court, regulatory body or administrative agency or any other governmental agency or body, domestic or foreign, which
     (A) questions the validity of the capital stock of the Company or this Agreement or of any action taken or to be taken by the Company pursuant to or in connection with this Agreement, (B) is required to be disclosed in the Registration Statement which is not so disclosed (and such proceedings, if any, as are summarized in the Registration Statement are accurately summarized in all respects), or (C) may have a Material Adverse Effect.

               (ix) The Company has full legal right, power and authority to enter into this Agreement and to consummate the transactions provided for herein. This Agreement has been duly authorized, executed and delivered by the Company and, assuming it is a binding agreement of yours, constitutes a legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditors' rights and the application of equitable principles relating to the availability of remedies and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws), and none of the Company's execution or delivery of this Agreement, its performance hereunder, its consummation of the transactions contemplated herein, its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" or the conduct of its business as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitutes or will constitute a default under, causes or will cause (or permits or will permit) the maturation or acceleration of any liability or obligation or the termination of any right under, or result in the creation or imposition of any lien, charge, or encumbrance upon, any property or assets of the Company or any of its Subsidiaries pursuant to the

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     terms of (A) the charter or by-laws of the Company or any of its
     Subsidiaries, as will have been amended, as of the Closing Date, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which any of them are or may be bound or to which any of their respective properties is or may be subject and is material to the Company and its Subsidiaries taken as a whole, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its Subsidiaries of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Company, any of its Subsidiaries or any of their respective activities or properties.

               (x) All executed agreements or copies of executed agreements filed as exhibits to the Registration Statement to which the Company or any of its Subsidiaries is a party or by which any of them are or may be bound or to which any of their assets, properties or businesses is or may be subject have been duly and validly authorized, executed and delivered by the Company or such Subsidiary, as the case may be, and constitute the legal, valid and binding agreements of the Company or such Subsidiary, as the case may be, enforceable against each of them in accordance with their respective terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other similar laws relating to enforcement of creditors' rights generally, and general equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities laws and the public policy underlying such laws). The descriptions in the Registration Statement of contracts and other documents are accurate in all material respects and fairly present the information required to be shown with respect thereto by the Act and the Rules and Regulations, and there are no contracts or other documents which are required by the Act or the Rules and Regulations to be described in the Registration Statement or filed as exhibits to the Registration Statement which are not described or filed as required, and the exhibits which have been filed are complete and correct copies of the documents of which they purport to be copies.

               (xi) Subsequent to the most recent respective dates as of which information is given in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), and except as expressly described therein, neither the Company nor any of its Subsidiaries has incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or con tingent, purchased any of its outstanding capital stock, paid or declared any dividends or other distributions on its capital stock or entered into any material transactions not in the ordinary course of business, and there has been no material change in capital stock or debt or any material adverse change in the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the

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     Company and its Subsidiaries taken as a whole. Neither the Company nor any of its Subsidiaries (or the manner in which it or any of them conducts its business) is in breach or violation of, or in default under, any term or provision of (A) its charter or by-laws, as will have been amended as of the Closing Date, (B) any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement or other agreement or instrument to which it is a party or by which it is or may be bound or to which any of its property is or may be subject, or any indebtedness, the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect, or (C) any statute, judgment, decree, order, rule or regulation applicable to the Company or any of its Subsidiaries or of any arbitrator, court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their respective activities or properties and the effect of which breach or default singly or in the aggregate may have a Material Adverse Effect.

               (xii) Except as set forth in the Prospectus, no labor disturbance by, or labor dispute with, the employees of the Company or any of its Subsidiaries exists or, to the Company's best knowledge, is threatened, which may have a Material Adverse Effect.

               (xiii) Since its inception, the Company has not incurred any material liability arising under or as a result of the application of the provisions of the Act.

               (xiv) The Company and each of its Subsidiaries owns, or is licensed or otherwise has sufficient right to use, the proprietary knowledge, inventions, patents, trademarks, service marks, trade names, logo marks and copyrights used in or necessary for the conduct of its business (collectively "Rights") as described in the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus).
     No claims have been asserted against the Company or any of its Subsidiaries by any person with respect to the use of any such Rights or challenging or questioning the validity or effectiveness of any such Rights. The use, in connection with the business and operations of the Company of such Rights does not, to the Company's best knowledge, infringe on the rights of any person except where such infringement would not have a Material Adverse Effect.

               (xv) No consent, approval, authorization or order of or filing with any court, regulatory body, administrative agency or any other governmental agency or body, domestic or foreign, is required for the performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been or may be obtained under the Act or may be required under state securities or Blue Sky laws in connection with the Underwriters' purchase and distribution of the Shares or such approval as may be required from the NNM or such

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     filings as may be required to effect certain amendments to the Company's charter that are described in the Prospectus or such filings as are otherwise described in the Prospectus, all of which will be obtained or made prior to the Closing Date.

               (xvi) There are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company owned or to be owned by such person or to require the Company to include such securities under the Registration Statement (other than those that have been disclosed in the Prospectus or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), that have not been waived with respect to the Registration Statement.

               (xvii) Neither the Company nor any of its officers, directors or affiliates (within the meaning of the Rules and Regulations) has taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the Company, or which has constituted or which might in the future reasonably be expected to, cause or result in, stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

               (xviii) The Company and each of its Subsidiaries has good and marketable title to, or valid and enforceable leasehold interests in, all properties and assets owned or leased by it, free and clear of all liens, encumbrances, security interests, claims, restrictions, equities, claims and defects, except (A) such as are described in the Registration Statement and Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus), or such as do not materially adversely affect the value of any of such properties or assets taken as a whole and do not materially interfere with the use made and proposed to be made of any of such properties or assets, (B) liens for taxes not yet due and payable as to which appropriate reserves have been established and reflected in the financial statements included in the Registration Statement, and (C) except for liens securing various capital leases and equipment notes related to the purchase of such equipment. The Company and each of its Subsidiaries owns or leases all such properties as are necessary to its operations as now conducted, and as proposed to be conducted as set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus); and the properties and business of the Company and its Subsidiaries conform in all material respects to the descriptions thereof contained in the Registration Statement and the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus). All the material leases and subleases of the Company and its Subsidiaries are in full force and effect, and neither the Company nor any Subsidiary is in default in respect of any of the material terms or provisions of any such material leases or subleases, and neither the Company nor any Subsidiary has notice of any claim which has been asserted by anyone adverse to the Company's or any of its Subsidiary's rights as lessee or sublessee under either the material lease or sublease, or affecting or questioning the Company's or any Subsidiary's right to the continued possession of the leased or subleased premises under any such material lease or sublease, which may have a Material Adverse Effect.

               (xix) The Company and each of its Subsidiaries are (a) in compliance with any and all applicable foreign, federal, state and local laws and regulations relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("Environmental Laws"), or is taking action aimed at assuring compliance therewith (b) have received all permits, licenses or other approvals required of them under applicable Environmental Laws to conduct their respective businesses and (c) are in compliance with all terms and conditions of any such permit, license or approval, except where such noncompliance with Environmental Laws, failure to receive required permits, licenses or other approvals or failure to comply with the terms and conditions of such permits, licenses or approvals would not, singly or in the aggregate, have a Material Adverse Effect.

               (xx) The costs and liabilities, if any, associated with the effect of Environmental Laws on the business, operations and properties of the Company and its Subsidiaries (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any permit, license or approval, any related constraints on operating activities and any potential liabilities to third parties) would not, singly or in the aggregate, have a Material Adverse Effect.

               (xxi) Neither the Company nor any Subsidiary has violated any federal or state law relating to discrimination in the hiring, promotion or pay of employees, nor any applicable federal or state wages and hours law, nor any provisions of the Employee Retirement Income Security Act of 1974, as amended, or the rules and regulations promulgated thereunder, the consequences of which violation may have a Material Adverse Effect.

               (xxii) The Company and each of its Subsidiaries holds all franchises, licenses, permits, approvals, certificates and other authorizations from federal, state and other governmental or regulatory authorities necessary to the ownership, leasing and operation of its properties or required for the present conduct of its business, and such franchises, licenses, permits, approvals, certificates and other governmental authorizations are in full force and effect and the Company and its Subsidiaries are in compliance therewith in all material respects except where the failure so to obtain, maintain or comply with would not have a Material Adverse Effect.

               (xxiii) No Subsidiary of the Company currently is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company, except as described in or contemplated by the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary P1rospectus).

               (xxiv) The books, records and accounts and systems of internal accounting controls of the Company currently comply with the requirements of Section 13(b)(2) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

     (b) The Selling Stockholder represents and warrants to, and agrees with, the several Underwriters that:

               (i) The Selling Stockholder has full legal right, power and authority to enter into this Agreement and the Letter of Transmittal and Custody Agreement entered into with U.S. Stock Transfer Corporation relating to the transactions contemplated hereby (the "Custody Agreement"). This Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder, and (assuming this Agreement is a binding agreement of yours) constitutes the valid and binding agreement of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with its terms (except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws of general application relating to or affecting the enforcement of creditor's rights and the application of equitable principles relating to the availability of remedies, and except as rights to indemnity or contribution may be limited by federal or state securities law or the public policy underlying such laws).

               (ii) None of the execution, delivery or performance of this Agreement and the Custody Agreement and the consummation of the transactions herein contemplated, will conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, stockholders' agreement, note agreement, or other agreement or instrument to which the Selling Stockholder is a party or by which the Selling Stockholder is or may be bound or to which any of its property is or may be subject, or any statute, judgment, decree, order, rule or regulation applicable to the Selling Stockholder of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the Selling Stockholder or any of its activities or properties.

               (iii) At the date hereof the Selling Stockholder has, and at the time of delivery of the Shares to be sold by the Selling Stockholder to the several

     Underwriters, the Selling Stockholder will have, full right, power and authority to sell, assign, transfer and deliver the Shares to be sold by the Selling Stockholder hereunder. At the date hereof the Selling Stockholder is, and at the time of delivery of the Shares to be sold by the Selling Stockholder, the Selling Stockholder will be, the lawful owner of and has and will have, good and marketable title to such Shares free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title (other than pursuant to this Agreement and such restrictions as may be imposed by the securities laws). Upon delivery of and payment for the Shares to be sold by the Selling Stockholder hereunder and assuming that each of the Underwriters which has severally purchased such Shares acquires such Shares in good faith without notice of any adverse claim (as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York), good and marketable title to such Shares will pass to the Underwriters, free and clear of any liens, encumbrances, security interests, claims, community property rights, restrictions on transfer or other defects in title (other than those created by any Underwriter or as contemplated in this Agreement). Except as described in the Registration Statement and the Prospectus (or, if there is no Prospectus, the most recent Preliminary Prospectus) or created hereby, there are no outstanding options, warrants, rights, or other agreements or arrangements requiring the Selling Stockholder at any time to transfer any Common Stock to be sold hereunder by the Selling Stockholder.

               (iv) At the time when the Registration Statement becomes or became effective, and at all times subsequent thereto up to and including the Closing Date and the Option Closing Date, the Registration Statement and any amendments thereto will not contain any untrue statement of a material fact regarding the Selling Stockholder or omit to state a material fact regarding the Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Stockholder not misleading, and the Prospectus (and any supplements thereto) (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) will not contain any untrue statement of a material fact regarding the Selling Stockholder or omit to state a material fact regarding the Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Stockholder, in the light of the circumstances under which they were made, not misleading, and the Selling Stockholder is unaware of any material misstatement in or omission from the Registration Statement or the Prospectus (or, if the Prospectus is not in existence, the most recent Preliminary Prospectus) or of any material adverse information regarding the business or operations of the Company which is not set forth in the Registration Statement and the Prospectus (or, if the Prospectus is not then in existence, in the most recent Preliminary Prospectus).

               (v) The Selling Stockholder has not taken, directly or indirectly, any action designed to stabilize or manipulate the price of any security of the

     Company, or which has constituted or which might in the future reasonably be expected to cause or result in stabilization or manipulation of the price of any security of the Company, to facilitate the sale or resale of the Shares or otherwise.

               (vi) Nothing has come to the attention of the Selling Stockholder to cause the Selling Stockholder to believe that the Company's representations and warranties contained in this Agreement are not accurate.

               (vii) There is not pending or threatened against the Selling Stockholder any action, suit or proceeding which (A) questions the validity of this Agreement or of any action taken or to be taken by the Selling Stockholder pursuant to or in connection with this Agreement or (B) is required to be disclosed in the Registration Statement which is not so disclosed, and such actions, suits or proceedings as are summarized in the Registration Statement, if any, are summarized accurately.

     3. PURCHASE, SALE AND DELIVERY OF THE SHARES. On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, (A) the Company agrees to sell to each Underwriter and each Underwriter, severally and not jointly, agrees to purchase from the Company at a purchase price of $____ per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Column (1) of
Schedule I hereto and (B) the Selling Stockholder agrees to sell to each Underwriter, and each Underwriter, severally and not jointly, agrees to purchase from the Selling Stockholder at a purchase price of $_______ per Share, the number of Firm Shares set forth opposite the name of such Underwriter in Column
(2) of Schedule I hereto.

     Delivery of certificates, and payment of the purchase price, for the Firm Shares shall be made at the offices of Furman Selz LLC at 230 Park Avenue, New York, New York 10169, or such other location as shall be agreed upon by the Company and the Representatives. Such delivery and payment shall be made at 10:00 a.m., New York time, on February __, 1996 or at such other time and date not more than ten business days thereafter as shall be agreed upon by the Representatives and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Firm Shares shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price for the Firm Shares by certified or official bank checks in New York Clearing House (next day) funds drawn to the order of the Company in the case of the Firm Shares sold by it and Technical Services Partners, L.P. in the case of the Firm Shares sold by the Selling Stockholder. The certificates for the Shares to be so delivered will be in definitive, fully registered form, will bear no restrictive legends and will be in such denominations and registered in such names as the Representatives shall request, not less than two full business days prior to the Closing Date. The certificates for the Firm

Shares will be made available to the Representatives at such office or such other place as the Representatives may designate for inspection, checking and packaging not later than 9:30 a.m., New York time, on the business day prior to the Closing Date.

     4. PUBLIC OFFERING OF THE SHARES. It is understood that the Underwriters propose to make a public offering of the Shares at the price and upon the other terms set forth in the Prospectus.

     5.   COVENANTS OF THE COMPANY AND THE SELLING STOCKHOLDER.

          (a) The Company covenants and agrees with each of the Underwriters that:

               (i) The Company will use its best efforts to cause the Registration Statement and any amendments thereto, if not effective at the time of execution of this Agreement, to become effective as promptly as practicable. If required, the Company will file the Prospectus or any Term Sheet that constitutes a part thereof and any amendment or supplement thereto with the Commission in the manner and within the time period required by Rules 424(b) and 434 under the Act. During any time when a prospectus relating to the Shares is required to be delivered under the Act, the Company (A) will comply with all requirements imposed upon it by the Act and the Rules and Regulations to the extent necessary to permit the continuance of sales of or dealings in the Shares in accordance with the provisions hereof and of the Prospectus, as then amended or supplemented, and (B) will not file with the Commission the prospectus, Term Sheet or the amendment referred to in the third sentence of Section 2(a)(i) hereof, any amendment or supplement to such prospectus, Term Sheet or any amendment to the Registration Statement of which the Representatives shall not previously have been advised and furnished with a copy a reasonable period of time prior to the proposed filing and as to which filing the Representatives shall not have given their consent.

               (ii) As soon as the Company is advised or obtains knowledge thereof, the Company will advise the Representatives (A) when the Registration Statement, as amended, has become effective; if the provisions of Rule 430A promulgated under the Act will be relied upon, when the Prospectus has been filed in accordance with said Rule 430A and when any post-effective amendment to the Registration Statement becomes effective;
     (B) of any request made by the Commission for amending the Registration Statement, for supplementing any Preliminary Prospectus or the Prospectus or for additional information; or (C) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or any post-effective amendment thereto or any order preventing or suspending the use of any Preliminary Prospectus or the Prospectus or any amendment or supplement thereto or the institution or threat of any investigation or proceeding for that purpose, and will use its best efforts to prevent the issuance of any such order and, if issued, to obtain the lifting thereof as soon as possible.

               (iii) The Company will (A) use its best efforts to arrange for the qualification of the Shares for offer and sale under the state securities or blue sky laws of such jurisdictions as the Representatives reasonably may designate, (B) continue such qualifications in effect for as long as may be necessary to complete the distribution of the Shares, and
     (C) make such applications, file such documents and furnish such information as may be required for the purposes set forth in clauses (A) and (B); provided, however, that the Company shall not be required to
              --------  -------
     qualify as a foreign corporation or file a general or unlimited consent to service of process or take any action that would subject itself to taxation in respect of doing business in any such jurisdiction.

               (iv) The Company consents to the use of the Prospectus (and any amendment or supplement thereto) by the Underwriters and all dealers to whom the Shares may be sold, in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith. If, at any time when a prospectus relating to the Shares is required to be delivered under the Act, any event occurs as a result of which the Prospectus, as then amended or supplemented, would include any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein in the light of the circumstances under which they are made, not misleading, or if it becomes necessary at any time to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations, the Company promptly will so notify the Representatives and, subject to Section 5(a)(i) hereof, will prepare and file with the Commission an amendment to the Registration Statement or an amendment or supplement to the Prospectus which will correct such statement or omission or effect such compliance, each such amendment or supplement to be reasonably satisfactory to counsel to the Underwriters.

               (v) As soon as practicable, but in any event not later than 45 days after the end of the 12-month period beginning on the day after the end of the fiscal quarter of the Company during which the effective date of the Registration Statement occurs (90 days in the event that the end of such fiscal quarter is the end of the Company's fiscal year), the Company will make generally available to its security holders, in the manner specified in Rule 158(b) of the Rules and Regulations, and to the Representatives, an earnings statement which will be in the detail required by, and will otherwise comply with, the provisions of Section 11(a) of the Act and Rule 158(a) of the Rules and Regulations, which statement need not be audited unless required by the Act or the Rules and Regulations, covering a period of at least 12 consecutive months after the effective date of the Registration Statement.

               (vi) During a period of five years after the date hereof, the Company will deliver to the Representatives:

                    (A) as soon as practicable after filing with the Commission, all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder;

                    (B) as soon as they are available, copies of all information (financial or other) mailed to stockholders;

                    (C) as soon as they are available, copies of all reports and financial statements furnished to or filed with the National Association of Securities Dealers, Inc. ("NASD") or any securities exchange or market;

                    (D) every press release and every material news item or article of interest to the financial community in respect of the Company or its affairs which was released or prepared by the Company; and

                    (E) any additional information of a public nature concerning the Company or its business which the Representatives may reasonably request.

               During such five-year period, if the Company has active subsidiaries, the foregoing financial statements will be on a consolidated basis to the extent that the accounts of the Company and its subsidiaries are consolidated, and will be accompanied by similar financial statements for any significant subsidiary which is not so consolidated.

               (vii) The Company will maintain a Transfer Agent and, if necessary under the jurisdiction of incorporation of the Company, a Registrar (which may be the same entity as the Transfer Agent) for its Common Stock.

               (viii) The Company will furnish, without charge, to the Representatives or on the Representatives' order, at such place as the Representatives may designate, so long as a prospectus relating to the Shares is required by law to be delivered, copies of each Preliminary Prospectus, the Registration Statement and any pre-effective or post-effective amendments thereto, and any registration statement filed pursuant to Rule 462(b) (two of which copies will be signed and will include all financial statements and exhibits) and the Prospectus, and all amendments and supplements thereto, including any Term Sheet, in each case as soon as available and in such quantities as the Representatives reasonably may request. The Company will provide or cause to be provided to the Representatives and upon request to each

     Underwriter, a copy of the report on Form SR filed by the Company as required by Rule 463 under the Act.

               (ix) The Company will not, directly or indirectly, without the prior written consent of Furman Selz LLC, on behalf of the Underwriters, issue, offer, sell, offer to sell, contract to sell, grant any option to purchase, pledge, transfer or otherwise dispose (or announce any issuance, offer, sale, offer of sale, contract of sale, grant of any option to purchase, pledge, transfer or other disposition) of any shares of Common Stock or any securities convertible into, or exchangeable or exercisable for, shares of Common Stock for a period of 180 days after the date hereof, except (a) pursuant to this Agreement, or (b) for granting of options or for issuances pursuant to the exercise of stock options outstanding on, or granted subsequent to, the date hereof pursuant to a stock option or other employee benefit plan in existence on the date hereof and described in the Prospectus.

               (x) The Company will cause the Shares to be duly approved for listing on the NNM, subject to official notice of issuance, prior to the Closing Date.

               (xi) The Company shall not, and shall not use its best effort to, cause its officers, directors and affiliates of any of them (within the meaning of the Rules and Regulations) will take, directly or indirectly, any action designed to, or which might in the future reasonably be expected to, cause or result in, or which will constitute, stabilization or manipulation of the price of any securities of the Company.

               (xii) The Company will apply the net proceeds of the offering received by it in the manner set forth under the caption "Use of Proceeds" in the Prospectus.

               (xiii) The Company will timely file all such reports, forms or other documents as may be required from time to time, under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder, and all such reports, forms and documents filed will comply in all material respects as to form and substance with the applicable requirements under the Act, the Rules and Regulations, the Exchange Act and the rules and regulations thereunder.

          (b) The Selling Stockholder covenants and agrees with each of the Underwriters that:

               (i) The Selling Stockholder will not, directly or indirectly, without the prior written consent of Furman Selz LLC, on behalf of the Underwriters, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, including, without limitation, any distribution to any partner of the Selling Stockholder, (or announce any issuance, offer, sale, offer of sale, contract of sale, grant of any option to purchase, pledge, transfer or other disposition), any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, shares of Common Stock for a period of 270 days after the date hereof, and will not take, directly or indirectly, any action designed to, or which might in the foreseeable future reasonably be expected to cause or result in, stabilization or manipulation of the price of any securities of the Company.

               (ii) The Selling Stockholder consents to the use of the Prospectus and any amendment or supplement thereto by the Underwriters and all dealers to whom the Shares may be sold, both in connection with the offering or sale of the Shares and for such period of time thereafter as the Prospectus is required by law to be delivered in connection therewith.

     6.   EXPENSES.

          (a) Regardless of whether the transactions contemplated in this Agreement are consummated, and regardless of whether for any reason this Agreement is terminated, the Company will pay, and hereby agrees to indemnify each Underwriter against, all fees and expenses incident to the performance of the obligations of the Company and the Selling Stockholder under this Agreement, including, but not limited to, (i) fees and expenses of accountants and counsel for the Company and the Selling Stockholder, (ii) all costs and expenses incurred in connection with the preparation, duplication, printing, filing, delivery and shipping of copies of the Registration Statement and any pre-effective or post-effective amendments thereto, any registration statement filed pursuant to Rule 462(b), any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto (including postage costs related to the delivery by the Underwriters of any Preliminary Prospectus or Prospectus, or any amendment or supplement thereto), this Agreement, the Agreement Among Underwriters, any Selected Dealer Agreement, Underwriters' Questionnaire, Underwriters' Power of Attorney and all other documents in connection with the transactions contemplated herein, including the cost of all copies thereof,
(iii) fees and expenses relating to qualification of the Shares under state securities or blue sky laws, including the cost of preparing and mailing the preliminary and final blue sky memoranda and filing fees and disbursements and fees of counsel (which fees shall not exceed $30,000) and other related expenses, if any, in connection therewith, (iv) filing fees of the Commission and the NASD relating to the Shares, (v) any fees and expenses in connection with the listing of the Shares on the NNM, (vi) costs and expenses incident to the preparation, issuance and delivery to the Underwriters of any certificates evidencing the Shares, including transfer agent's and registrar's fees and any applicable transfer taxes incurred in connection with the delivery to the Underwriters of the Shares to be sold by the Company and the Selling Stockholder pursuant to this Agreement, (vii) costs and expenses incident to any meetings with prospective investors in the Shares (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters), and

(viii) costs and expenses of advertising relating to the offering of the Shares (other than as shall have been specifically approved by the Representatives to be paid for by the Underwriters).

          (b) If the purchase of the Shares as herein contemplated is not consummated for any reason other than the Underwriters' default under this Agreement or other than by reason of Sections 11(b)(ii), 11(b)(iii), 11(b)(iv) or 11(b)(v)(A), the Company shall reimburse the several Underwriters for their reasonable out-of-pocket expenses (including counsel fees and disbursements) in connection with any investigation made by them, and any preparation made by them in respect of marketing of the Shares or in contemplation of the performance by them of their obligations hereunder.

     7. CONDITIONS OF THE UNDERWRITERS' OBLIGATIONS. The obligation of each Underwriter to purchase and pay for the Shares set forth opposite the name of such Underwriter in Schedule I is subject to the continuing accuracy of the representations and warranties of the Company and the Selling Stockholder herein as of the date hereof and as of the Closing Date as if they had been made on and as of the Closing Date; the accuracy on and as of the Closing Date of the statements of officers of the Company and the Selling Stockholder made pursuant to the provisions hereof; the performance by the Company and the Selling Stockholder on and as of the Closing Date of their respective covenants and agreements hereunder; and the following additional conditions:

          (a) If the Company has elected to rely on Rule 430A under the Act, the Registration Statement shall have been declared effective, and the Prospectus (containing the information omitted pursuant to Rule 430A) shall have been filed with the Commission not later than the Commission's close of business on the second business day following the date hereof or such later time and date to which the Representatives shall have consented; if the Company does not elect to rely on Rule 430A, the Registration Statement shall have been declared effective not later than 11:00 a.m., New York time, on the date hereof or such later time and date to which the Representatives shall have consented; if required, in the case of any changes in or amendments or supplements to the Prospectus in addition to those contemplated above, the Company shall have filed such Prospectus or any Term Sheet that constitutes a part thereof as amended or supplemented with the Commission in the manner and within the time period required by Rules 424(b) and 434 under the Act; no stop order suspending the effectiveness of the Registration Statement or any amendment thereto shall have been issued, and no proceedings for that purpose shall have been instituted or threatened or, to the knowledge of the Company or the Representatives, shall be contemplated by the Commission; and the Company shall have complied with any request of the Commission for additional information (to be included in the Registration Statement or the Prospectus or otherwise).

          (b) The Representatives shall not have advised the Company that the Registration Statement, or any amendment thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Prospectus, or any supplement thereto, contains an untrue statement of fact which, in the Representatives' opinion, is material, or omits to state a fact which, in the Representatives' opinion, is material and is required to be stated therein or is necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading.

          (c) On or prior to the Closing Date, the Representatives shall have received from counsel to the Underwriters, such opinion or opinions with respect to the issuance and sale of the Firm Shares, the Registration Statement and the Prospectus and such other related matters as the Representatives reasonably may request and such counsel shall have received such documents and other information as they request to enable them to pass upon such matters.

          (d) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of Troy & Gould Professional Corporation, counsel to the Company, to the effect set forth below:

               (i) The Company has duly authorized the issuance and sale of the Shares to be sold by it hereunder; such Shares, when issued by the Company and paid for in accordance with the terms hereof, will be validly issued, fully paid and nonassessable and will conform in all material respects to the description thereof contained in the Prospectus and will not be subject to any preemptive, subscription or other similar rights; and the Shares have been approved for listing on the NNM except as created hereby or referred to in the Prospectus;

               (ii) Based on the advice of the Commission, the Registration Statement has become effective under the Act; any required filing of a registration statement pursuant to Rule 462(b) has been made in the manner and within the time period required by Rule 462(b); any required filing of the Prospectus or any Term Sheet that constitutes a part thereof pursuant to Rules 424(b) and 434 has been made in the manner and within the time periods required by Rules 424(b) and 434; and no stop order suspending the effectiveness of the Registration Statement or any amendment thereto has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of such counsel, are threatened; the Registration Statement and the Prospectus and, if any, each amendment and supplement thereto (except for the financial statements, schedules and other financial data included therein or in the exhibits thereto, as to which such counsel need not express any opinion), complied as to form in all material respects with the requirements of the Act and the Rules and Regulations; the descriptions contained and summarized in the Registration Statement and the Prospectus of contracts and other documents, are accurate and fairly represent in all material respects the information required to be shown by the Act and the Rules and Regulations; to the best knowledge of such counsel, there are no contracts or documents which are required by the Act to be described in the Registration Statement or the Prospectus or to be filed as exhibits to the Registration Statement which are not described or filed as required by the Act and the Rules and Regulations;

               (iii) To the best knowledge of such counsel, there is not pending or threatened against the Company any action, suit, proceeding or investigation before or by any court, regulatory body, or administrative agency or any other governmental agency or body, domestic or foreign, of a character required to be disclosed in the Registration Statement or the Prospectus which is not so disclosed therein; and the statements set forth under the captions "Business--Litigation," "Management--Director Compensation," "--Executive Compensation," "--Compensation Committee Interlocks and Insider Participation," "--1997 Stock Plans," "--Employment Agreements," "--Limitation of Liability and Indemnification Matters," "Certain Transactions--Indemnification Agreements," and "Description of Capital Stock--Certain Provisions of the Company's Bylaws," in the Prospectus, and Item 14 in the Registration Statement, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a summary of such legal matters, documents and proceedings which is accurate in all material respects;

               (iv) The Company has the corporate power and authority to enter into this Agreement and to consummate the transactions provided for herein; this Agreement has been duly authorized, executed and delivered by the Company; and this Agreement, assuming due authorization, execution and delivery by each other party hereto, is a valid and binding agreement of the Company, enforceable in accordance with its terms, except as limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally or by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws.

               (v) None of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus and in compliance with restrictive covenants in loan agreements of the Company and its Subsidiaries, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to: (A) the terms of the charter or by-laws of the domestic Subsidiaries; (B) to the best knowledge of such counsel, the terms of any indenture, mortgage, deed of trust, voting trust agreement, stockholder's agreement, note agreement or other agreement or instrument to which the domestic Subsidiaries is a party or by which it is or may be bound or to which any of their respective properties may be subject; (C) to the best knowledge of such counsel, any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the domestic Subsidiaries or any of their respective activities or properties; or (D) to the best knowledge of such counsel, any judgment, decree or order of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction; and no consent, approval, authorization or order of any domestic court, regulatory body or administrative agency or other domestic governmental agency or body, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby, except such as have been obtained under the Act or may be required under state securities or blue sky laws in connection with the purchase and distribution by the Underwriters of the Shares;

          In addition, such counsel shall state that such counsel has participated in conferences with officers and representatives of the Company, the Company's independent public accountants and you and your counsel, at which the contents of the Registration Statement and the Prospectus were discussed and (without taking any further action to verify independently the statements made in the Registration Statement and the Prospectus and, except as stated in the foregoing opinion, without assuming responsibility for the accuracy, completeness or fairness of such statements) nothing has come to such counsel's attention that causes such counsel to believe that, both as of the Effective Date and as of the Closing Date, the Registration Statement, or any amendments thereto, contains or contained any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading or that the Prospectus or any amendment or supplement thereto as of the date thereof and as of the Closing Date contained or contains any untrue statement of a material fact or omitted or omits to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading (it being understood that such counsel need not express any opinion with respect to the financial statements, schedules and other financial data included in the Registration Statement or the Prospectus).

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, or the general corporation law of the State of Delaware, or as to intellectual property or specified regulatory matters (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon or substitute the opinion of other counsel reasonably acceptable to Underwriters' counsel. The foregoing opinion also shall state that the Underwriters are justified in relying upon such opinion of any other counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (e) On the Closing Date the Underwriters shall have received the opinion, dated the Closing Date, of Greenberg Glusker Fields Claman & Machtinger LLP, counsel to the Company, to the effect set forth below:

               (i) The Company and each of its Subsidiaries (A) is a duly incorporated and validly existing corporation in good standing under the laws of its jurisdiction of incorporation with full corporate power and authority to own or lease its properties and to conduct its business as described in the Prospectus, and (B) is duly qualified to do business as a foreign corporation and is in good standing in each jurisdiction (x) in which the conduct of its business requires such qualification (except for those jurisdictions in which the failure so to qualify can be cured without having a Material Adverse Effect) and (y) in which it owns or leases property;

               (ii) The Company has authorized capital stock as set forth in the Prospectus; the authorized capital stock of the Company conforms in all material respects to the descriptions thereof contained in the Prospectus; the outstanding shares of Common Stock have been duly authorized and validly issued by the Company, are fully paid and nonassessable, and are free of any preemptive or other rights to subscribe for any of the Shares; to the best knowledge of such counsel, except as described in the Prospectus, there are no outstanding options, warrants, rights or other arrangements requiring the Company or any Subsidiary at any time to issue any capital stock;

               (iii) The statements set forth under the caption "Business-- Government Regulations" in the Prospectus, and Item 15 in the Registration Statement relating to the stock issuance and stock dividend and the exemption from registration relating thereto, insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a summary of such legal matters, documents and proceedings which is accurate in all material respects;

               (iv) None of the Company's execution or delivery of this Agreement, its performance hereof, its consummation of the transactions contemplated herein or its application of the net proceeds of the offering in the manner set forth under the caption "Use of Proceeds" in the Prospectus and in compliance with restrictive covenants in loan agreements of the Company and its Subsidiaries, conflicts or will conflict with or results or will result in any breach or violation of any of the terms or provisions of, or constitute a default under, or result in the creation or imposition of any lien, charge or encumbrance upon any property or assets of the Company or any of its Subsidiaries pursuant to:
     (A) the terms of the charter or by-laws of the foreign Subsidiary; (B) to the best knowledge of such counsel, the terms of any indenture, mortgage, deed of trust, voting trust agreement, stockholder's agreement, note agreement or other agreement or instrument to which the foreign Subsidiary is a party or by which it is or may be bound or to which any of its property may be subject; (C) to the best knowledge of such counsel, any statute, rule or regulation of any regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having jurisdiction over the foreign Subsidiary or any of its activities or properties; or (D) to the best knowledge of such counsel, any judgment, decree or order of any government, arbitrator, court, regulatory body or administrative agency or other governmental agency or body, domestic or foreign, having such jurisdiction; and to the best knowledge of such counsel, no consent, approval, authorization or order of any Singapore court, regulatory body or administrative agency or other Singapore governmental agency or body, has been or is required for the Company's performance of this Agreement or the consummation of the transactions contemplated hereby;

               (v) To the best knowledge of such counsel, the conduct of the businesses of the Company and its Subsidiaries as described in the Prospectus is not in violation of any federal, state or local statute, administrative regulation or other law, which violation is likely to have a Material Adverse Effect; the Company and each of its Subsidiaries have obtained all licenses, permits, franchises, certificates and other authorizations from state, federal and other regulatory authorities as are necessary or required for the ownership, leasing and operation of its properties and the conduct of its business as presently conducted and as contemplated in the Prospectus, except for such licenses, permits, franchises, certificates and other authorizations the failure of which to obtain, individually or in the aggregate, would not have a Material Adverse Effect;

               (vi) The issued shares of capital stock of each of the Subsidiaries have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company free and clear of any perfected security interests (except for the capital stock of Digital Magic Company and 4MC-Burbank, Inc., which is pledged as security to The CIT Group/Business Credit, Inc.) or, to the best knowledge of such counsel, any other liens, encumbrances, claims or security interests; no Subsidiary of the Company currently is prohibited, directly or indirectly, from paying any dividends to the Company, from making any other distribution on such Subsidiary's capital stock, from repaying to the Company any loans or advances to such Subsidiary from the Company, except as described in or contemplated by the Prospectus; and

               (vii) Based solely upon consultation with officers and representatives of the Company, and without any additional investigation of the underlying facts and statements of such officers and representatives during such consultation, such counsel is not aware of any insufficiency in the Company's ownership of, or right to use, the Rights used in, or necessary for, the conduct of its business as described in the Prospectus. To the best knowledge of such counsel, no claims have been asserted against the Company or any of its Subsidiaries by any person to the use of any such Rights or challenging or questioning the validity or effectiveness of any such Rights. Based solely upon consultation with officers and representatives of the Company, and without any additional investigation of the underlying facts and statements of such officers and representatives during such consultation, the use, in connection with the business and operations of the Company and its Subsidiaries of such rights does not, to such counsel's best knowledge, infringe on the rights of any person.

          In rendering any such opinion, such counsel may rely, as to matters of fact, to the extent such counsel deems proper, on certificates of responsible officers of the Company and public officials and, as to matters involving the application of laws of any jurisdiction other than the State of California or the United States, or the general corporation law of the State of Delaware, or as to intellectual property or specified regulatory matters (to the extent satisfactory in form and scope to counsel for the Underwriters) such counsel may rely upon or substitute the opinion of other counsel reasonably acceptable to Underwriters' counsel. The foregoing opinion also shall state that the Underwriters are justified in relying upon such opinion of any other counsel, and copies of such opinion shall be delivered to the Representatives and counsel for the Underwriters.

          References to the Registration Statement and the Prospectus in this paragraph (d) shall include any amendment or supplement thereto at the date of such opinion.

          (f) On or prior to the Closing Date, counsel to the Underwriters shall have been furnished such documents, certificates and opinions as they reasonably may require in order to evidence the accuracy, completeness or satisfaction of any of the representations or warranties of the Company or the Selling Stockholder or conditions herein contained.

          (g) At the time that this Agreement is executed by the Company the Underwriters shall have received from Coopers & Lybrand L.L.P. a letter as of the date this Agreement is executed by the Company with respect to the financial statements and certain financial information contained in the Registration Statement or the Prospectus in form and substance satisfactory to you (the "Original Letter"), and on the Closing Date the Underwriters shall have received from such firm a letter dated the Closing Date stating that, as of the Closing Date, and as though made on the Closing Date, nothing has come to the attention of such firm to suggest that the statements made in the Original Letter are not true and correct.

          (h) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, of the principal executive officer and the principal financial or accounting officer of the Company to the effect that each of such persons has carefully examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

               (i) The representations and warranties of the Company in this Agreement are true and correct, as if made on and as of the Closing Date, and the Company has complied with all agreements and covenants and satisfied all conditions contained in this Agreement on its part to be performed or satisfied at or prior to the Closing Date;

               (ii) No stop order suspending the effectiveness of the Registration Statement has been issued, and no proceedings for that purpose have been instituted or are pending or, to the best knowledge of each of such persons, are contemplated or threatened under the Act and any and all filings required by Rule 424, Rule 430A, Rule 434 and Rule 462(b) have been timely made;

               (iii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements and information required to be included therein, and neither the Registration Statement nor any amendment thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and neither the Prospectus (or any supplement thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact or omits or omitted to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; and

               (iv) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date, neither the Company nor any of the Subsidiaries has incurred, other than in the ordinary course of its business, any material liabilities or obligations, direct or contingent; neither the Company nor any of the Subsidiaries has purchased any of its outstanding capital stock or paid or declared any dividends or other distributions on its capital stock; neither the Company nor any of the Subsidiaries has entered into any transactions not in the ordinary course of business; and there has not been any change in the capital stock or consolidated long-term debt or any increase in the consolidated short-term borrowings (other than any increase in short-term borrowings in the ordinary course of business) of the Company or any material adverse change to the business, properties, assets, net worth, condition (financial or other), results of operations or prospects of the Company and its Subsidiaries taken as a whole; neither the Company nor any of the Subsidiaries has sustained any material loss or damage to its property or assets, whether or not insured; there is no litigation which is pending or threatened against the Company or any of its Subsidiaries which is required under the Act or the Rules and Regulations to be set forth in an amended or supplemented Prospectus which has not been set forth; and there has not occurred any event required to be set forth in an amended or supplemented Prospectus which has not been set forth.

               References to the Registration Statement and the Prospectus in this paragraph (h) are to such documents as amended and supplemented at the date of the certificate.

          (i) Subsequent to the respective dates as of which information is given in the Registration Statement and the Prospectus up to and including the Closing Date there has not been (i) any change or decrease specified in the letter or letters referred to in paragraph (g) of this Section 7 or (ii) any change, or any development involving a prospective change, in the business or properties of the Company or its Subsidiaries which change or decrease in the case of clause (i) or change or development in the case of clause (ii) makes it impractical or inadvisable in the Representatives' judgment to proceed with the public offering or the delivery of the Shares as contemplated by the Prospectus.

          (j) No order suspending the sale of the Shares in any jurisdiction designated by you pursuant to Section 5(a)(iii)(A) hereof has been issued on or prior to the Closing Date and no proceedings for that purpose have been instituted or, to your knowledge or that of the Company, have been or are contemplated.

          (k) On the Closing Date, the Underwriters shall have received the opinion, dated the Closing Date, of Schulte, Roth & Zabel LLP, in its capacity as counsel for the Selling Stockholder, to the effect set forth below:

               (i) The Selling Stockholder has full legal right, power and authority to enter into this Agreement and the Custody Agreement and to sell, assign, transfer and deliver in the manner provided herein the Shares sold by the Selling Stockholder; this Agreement and the Custody Agreement have been duly authorized, executed and delivered by the Selling Stockholder; and the Custody Agreement and this Agreement, assuming due authorization, execution and delivery by each other party hereto and further assuming it is a valid and binding agreement of each of the Underwriters, are valid and binding agreements of the Selling Stockholder, enforceable against the Selling Stockholder in accordance with each of their terms (except as may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or other laws now or hereafter in effect relating to or affecting creditors' rights generally and by general principles of equity relating to the availability of remedies and except as rights to indemnity and contribution may be limited by federal or state securities laws or the public policy underlying such laws);

               (ii) None of the execution, delivery or performance of this Agreement and the Custody Agreement by the Selling Stockholder and the consummation by the Selling Stockholder of the transactions herein contemplated, conflict with or result in a breach of, or default under, any indenture, mortgage, deed of trust, voting trust agreement, stockholders agreement, note agreement or other agreement or other instrument known to such counsel to which the Selling Stockholder is a party or by which the Selling Stockholder is bound or to which any of the capital stock of the Company owned by the Selling Stockholder is subject, and nothing has come to such counsel's attention which causes such counsel to believe that such actions will result in any violation of any law, rule, administrative regulation or court decree applicable to such Selling Stockholder (other than state securities or blue sky laws or regulations, as to which such counsel express no opinion);

               (iii) Upon the delivery of the Shares to be sold hereunder by the Selling Stockholder and payment therefor in accordance with the terms of this Agreement and assuming that each of the Underwriters which has severally purchased such Shares acquires such Shares in good faith without notice of any adverse claim (as such term is used in Section 8-302 of the Uniform Commercial Code as in effect in the State of New York), such Underwriter will have acquired all of the rights of the Selling Stockholder to the Shares sold by the Selling Stockholder hereunder, and in addition will have acquired title to such Shares free and clear of any adverse claim (other than those created by any Underwriter or as contemplated in this Agreement); and

               (iv) The statements set forth in Item 15 of the Registration Statement (except for statements relating to the stock issuance and stock dividend and the exemption from registration relating thereto), insofar as such statements constitute a summary of the legal matters, documents or proceedings referred to therein, provide a summary of such legal matters, documents and proceedings which is accurate in all material respects.

          References to the Registration Statement and the Prospectus in this paragraph (k) shall include any amendment or supplement thereto at the date of such opinion.

          (l) On the Closing Date, the Underwriters shall have received a certificate, dated the Closing Date, from the Selling Stockholder to the effect that the Selling Stockholder carefully has examined the Registration Statement and the Prospectus and any amendments or supplements thereto and this Agreement, and that:

               (i) The representations and warranties of the Selling Stockholder in this Agreement are true and correct, as if made at and as of the Closing Date, and the Selling Stockholder has complied with all the agreements and satisfied all the conditions contained in this Agreement to be performed or satisfied by the Selling Stockholder at or prior to the Closing Date; and

               (ii) The Registration Statement and Prospectus and, if any, each amendment and each supplement thereto, contain all statements required to be included therein regarding the Selling Stockholder, and none of the Registration Statement nor any amendment thereto includes any untrue statement of a material fact regarding the Selling Stockholder or omits to state any material fact regarding the Selling Stockholder required to be stated therein or necessary to make the statements therein regarding the Selling Stockholder not misleading, and neither the Prospectus (and any supplements thereto) or any Preliminary Prospectus includes or included any untrue statement of a material fact regarding the Selling Stockholder or omits or omitted to state a material fact regarding the Selling Stockholder required to be stated therein or necessary in order to make the statements therein regarding the Selling Stockholder, in the light of the circumstances under which they were made, not misleading.

          (m) The Representatives shall have received from each person who is a director or officer of the Company an agreement to the effect that such person will not, directly or indirectly, without the prior written consent of Furman Selz LLC, on behalf of the Underwriters, during the period ending three years after the date of the Prospectus, offer, pledge, sell, contract to sell, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase, or otherwise transfer or dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for, shares of Common Stock.

          (n) The Company and the Selling Stockholder shall have furnished the Underwriters with such further opinions, letters, certificates or documents as you or counsel for the Underwriters may reasonably request. All opinions, certificates, letters and documents to be furnished by the Company and the Selling Stockholder will comply with the provisions hereof only if they are reasonably satisfactory in all material respects to the Underwriters and to counsel for the Underwriters. The Company and the Selling Stockholder shall furnish the Underwriters with conformed copies of such opinions, certificates, letters and documents in such quantities as you reasonably request. The certificates delivered under this Section 7 shall constitute representations, warranties and agreements of the Company and the Selling Stockholder, as the case may be, as to all matters set forth therein as fully and effectively as if such matters had been set forth in Section 2 of this Agreement.

          (o) The Shares shall have been duly authorized for listing on the NNM, subject to official notice of issuance.

     8.   INDEMNIFICATION.

          (a) The Company and the Selling Stockholder, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls such Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act, against any and all losses, claims, damages or liabilities, joint or several (and actions in respect thereof), to which such Underwriter or such controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto, or any blue sky application or other document executed by the Company or the Selling Stockholder specifically for the purpose of qualifying, or based upon written information furnished by the Company or the Selling Stockholder filed in any state or other jurisdiction in order to qualify, any or all of the Shares under the securities or blue sky laws thereof (any such application, document or information being hereinafter called a "Blue Sky Application"), or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus or any amendment or supplement thereto, in the light of the circumstances under which they were made) not misleading and will reimburse, as incurred, such Underwriter or such controlling persons for any legal or other expenses reasonably incurred by such Underwriter or such controlling persons in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action; provided,
                                                                      --------
however, that the obligations of the Selling Stockholder pursuant to this
-------
Section 8(a) shall apply only with respect to information provided by the Selling Stockholder for inclusion in such documents; and provided further, that
                                                         -------- -------
the Company and the Selling Stockholder will not be liable in any such case to the extent that any such loss, claim, damage, liability or action arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in any of such documents in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of such Underwriter through the Representatives expressly for use therein; and provided further, that such indemnity with respect to any Preliminary Prospectus
-------- -------
shall not inure to the benefit of any Underwriter (or to the benefit of any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage, liability or action purchased Shares which are the subject thereof to the extent that any such loss, claim, damage, liability or action (i) results from the fact that such Underwriter failed to send or give a copy of the Prospectus (as amended or supplemented) to such person at or prior to the confirmation of the sale of such Shares to such person in any case where such delivery is required by the Act and (ii) arises out of or is based upon an untrue statement or omission of a material fact contained in such Preliminary Prospectus that was corrected in the Prospectus (as amended and supplemented), unless such failure resulted from non-compliance by the Company with Section 5(a)(viii) hereof; and provided further, the liability of the
                       -------- -------

Selling Stockholder under this paragraph (a) shall be limited to the amount of the net proceeds received by the Selling Stockholder from the sale of the Shares hereunder.

          The indemnity agreement in this paragraph (a) shall be in addition to any liability which the Company and the Selling Stockholder otherwise may have.

          (b) Each of the Underwriters agrees severally, but not jointly, to indemnify and hold harmless the Company, each of its directors, each of its officers who has signed the Registration Statement and each person, if any, who controls the Company or the Selling Stockholder within the meaning of Section 15 of the Act or Section 20 of the Exchange Act against any and all losses, claims, damages or liabilities (and actions in respect thereof) to which the Company or the Selling Stockholder, any such director, officer, or controlling person may become subject, under the Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages, liabilities or actions arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement or the Prospectus or any Preliminary Prospectus, or any amendment or supplement thereto or in any Blue Sky Application, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with information furnished in writing by or on behalf of that Underwriter through the Representatives to the Company expressly for use therein; and will reimburse, as incurred, all legal or other expenses reasonably incurred by the Company or the Selling Stockholder, any such director, officer, controlling person in connection with investigating, defending or appearing as a third party witness in connection with any such loss, claim, damage, liability or action. The Company and the Selling Stockholder acknowledge that the statements with respect to the public offering of the Shares set forth in the third and penultimate paragraphs under the heading "Underwriting," the last paragraph on the cover page of the Prospectus and the stabilization legend in the Prospectus have been furnished by the Underwriters to the Company expressly for use therein and constitute the only information furnished in writing by or on behalf of the Underwriters for inclusion in the Prospectus.

          The indemnity agreement contained in this paragraph (b) shall be in addition to any liability which the Underwriters otherwise may have.

          (c) Promptly after receipt by an indemnified party under this Section 8 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against one or more indemnifying parties under this Section 8, notify such indemnifying party or parties of the commencement thereof; but the failure so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party otherwise than under paragraph (a) or (b) of this Section 8 or to the extent that the indemnifying party was not adversely affected by such omission. In case any such action is brought against an indemnified party and it notifies an indemnifying party or parties of the commencement thereof, the indemnifying party or parties against which a claim is to be made will be entitled to participate therein and, to the extent that it or they may wish, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party; provided, however, that if the defendants in any such action include both the
--------  -------
indemnified party and the indemnifying party and the indemnified party has reasonably concluded (based on the advice of its counsel) that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, the indemnified party or parties shall have the right, upon written notice to the Indemnifying Party, to select separate counsel to assume such legal defenses and otherwise to participate in the defense of such action on behalf of such indemnified party or parties. Upon receipt of notice from the indemnifying party to such indemnified party of its election so to assume the defense of such action and approval by the indemnified party of counsel, the indemnifying party will not be liable to such indemnified party under this Section 8 for any legal or other expenses (other than the reasonable costs of investigation) subsequently incurred by such indemnified party in connection with the defense thereof unless (i) the indemnified party has employed such counsel in connection with the assumption of such different or additional legal defenses in accordance with the proviso to the immediately preceding sentence (it being understood, however, that an indemnifying party shall not, in connection with any one such action or proceeding or separate but substantially similar or related actions or proceedings arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) at any time for each such indemnified party), (ii) the indemnifying party has not employed counsel reasonably satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of commencement of the action, or
(iii) the indemnifying party has authorized in writing the employment of counsel for the indemnified party at the expense of the indemnifying party.

          (d) If the indemnification provided for in this Section 8 is unavailable or insufficient to hold harmless an indemnified party under paragraph (a) or (b) above in respect of any losses, claims, damages, expenses or liabilities (or actions in respect thereof) referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions in respect thereof)
(i) in such proportion as is appropriate to reflect the relative benefits received by each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand, from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of each of the contributing parties, on the one hand, and the party to be indemnified, on the other hand in connection with the statements or omissions that resulted in such losses, claims, damages or liabilities, as well as any other relevant equitable considerations. The relative benefits received by the Company and/or the

Selling Stockholder on the one hand, and the Underwriters, on the other, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Shares (before deducting expenses) bear to the total underwriting discounts received by the Underwriters hereunder, in each case as set forth in the table on the cover page of the Prospectus. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Stockholder or by the Underwriters, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this paragraph (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this paragraph (d), the Underwriters shall not be required to contribute in the aggregate, any amount in excess of the underwriting discount applicable to the Shares purchased by the Underwriters hereunder. The Underwriters' obligations to contribute pursuant to this paragraph (d) are several in proportion to their respective underwriting obligations, and not joint. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this paragraph (d), (i) each person, if any, who controls an Underwriter within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act shall have the same rights to contribution as such Underwriter and (ii) each director of the Company, each officer of the Company who has signed the Registration Statement, and each person, if any, who controls the Company within the meaning of Section 15 of the Act or Section 20 of the Exchange Act and the Selling Stockholder shall have the same rights to contribution as the Company, subject in each case to this paragraph (d). Any party entitled to contribution will, promptly after receipt of notice of commencement of any action, suit or proceeding against such party in respect to which a claim for contribution may be made against another party or parties under this paragraph (d), notify such party or parties from 7-33whom contribution may be sought, but the omission so to notify such party or parties shall not relieve the party or parties from whom contribution may be sought from any other obligation (x) it or they may have hereunder or otherwise than under this paragraph (d) or (y) to the extent that such party or parties were not adversely affected by such omission. The contribution agreement set forth above shall be in addition to any liabilities which any indemnifying party otherwise may have.

     9. RIGHT TO INCREASE OFFERING. At anytime during a period of 30 days from the date of the Prospectus, the Underwriters, by no less than two business days' prior notice to the Company may designate a closing (which may be concurrent with, and part of, the closing on the Closing Date with respect to the Firm Shares or may be a second closing held on a date subsequent to the Closing Date, in either case such date shall be referred to herein as the "Option Closing Date") at which the Underwriters may purchase all or less than all of the Additional Shares in accordance with the provisions of this Section 9 at the purchase price per share to be paid for the Firm Shares. In no event shall the Option Closing Date be later than 10 business days after written notice of election to purchase Additional Shares is given.

          The Company agrees to sell to the several Underwriters on the Option Closing Date the number of Additional Shares specified in such notice and the Underwriters agree severally and not jointly, to purchase such Additional Shares on the Option Closing Date. Such Additional Shares shall be purchased for the account of each Underwriter in the same proportion as the number of Firm Shares set forth opposite the name of such Underwriter in Column (3) of Schedule I bears to the total number of Firm Shares (subject to adjustment by you to eliminate fractions) and may be purchased by the Underwriters only for the purpose of covering over-allotments made in connection with the sale of the Firm Shares.

          No Additional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. The right to purchase the Additional Shares or any portion thereof may be surrendered and terminated at any time upon notice by you to the Company.

          Except to the extent modified by this Section 9, all provisions of this Agreement relating to the transactions contemplated to occur on the Closing Date for the sale of the Firm Shares shall apply, mutatis mutandis, to the Option Closing Date for the sale of the Additional Shares.


     10. REPRESENTATIONS, ETC. TO SURVIVE DELIVERY. The respective representations, warranties, agreements, covenants, indemnities and statements of, and on behalf of, the Company and its officers, the Selling Stockholder and the Underwriters, respectively, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of the Underwriters, and will survive delivery of and payment for the Shares. Any successors to the Underwriters shall be entitled to the indemnity, contribution and reimbursement agreements contained in this Agreement.

     11.  EFFECTIVE DATE AND TERMINATION.

          (a) This Agreement shall become effective at 11:00 a.m., New York time, on the first business day following the date hereof, or at such earlier time after the Registration Statement becomes effective as the Representatives, in their sole discretion, shall release the Shares for the sale to the public unless prior to such time the Representatives shall have received written notice from the Company that it elects that this Agreement shall not become effective, or the Representatives shall have given written notice to the Company that the Representatives on behalf of the Underwriters elect that this Agreement shall not become effective; provided, however, that the provisions of this Section 11
                      --------  -------
and of Section 6 and Section 8 hereof shall at all times be effective. For purposes of this Section 11(a), the Shares to be purchased hereunder shall be deemed to have been so released upon the earlier of notification by the Representatives to securities dealers releasing such Shares for offering or the release by the Representatives for publication of the first newspaper advertisement which is subsequently published relating to the Shares.

          (b) This Agreement (except for the provisions of Sections 6 and 8 hereof) may be terminated by the Representatives by notice to the Company and the Selling Stockholder in the event that the Company or the Selling Stockholder have failed to comply in any respect with any of the provisions of this Agreement required on their respective parts to be performed at or prior to the Closing Date or the Option Closing Date, or if any of the representations or warranties of the Company or the Selling Stockholder are not accurate in any respect or if the covenants, agreements or conditions of, or applicable to the Company or the Selling Stockholder herein contained have not been complied with in any respect or satisfied within the time specified on the Closing Date or the Option Closing Date, respectively, or if prior to the Closing Date or the Option Closing Date:

               (i) the Company or any of its Subsidiaries shall have sustained a loss by strike, fire, flood, accident or other calamity of such a character as to interfere materially with the conduct of the business and operations of the Company and its Subsidiaries taken as a whole regardless of whether or not such loss was insured;

               (ii) trading in the Common Stock shall have been suspended by the Commission or the NNM or trading in securities generally on the New York Stock Exchange or the NNM shall have been suspended or a material limitation on such trading shall have been imposed or minimum or maximum prices shall have been established on either such exchange or market;

               (iii) a banking moratorium shall have been declared by New York or United States authorities;

               (iv) there shall have been an outbreak or escalation of hostilities between the United States and any foreign power or an outbreak or escalation of any other insurrection or armed conflict involving the United States; or

               (v) there shall have been a material adverse change in (A) general economic, political or financial conditions or (B) the present or prospective business or condition (financial or other) of the Company and its Subsidiaries taken as a whole that, in each case, in the Representatives' judgment makes it impracticable or inadvisable to make or consummate the public offering, sale or delivery of the Company's Shares on the terms and in the manner contemplated in the Prospectus and the Registration Statement.

          (c) Termination of this Agreement under this Section 11 or Section 12 after the Firm Shares have been purchased by the Underwriters hereunder shall be applicable only to the Additional Shares. Termination of this Agreement shall be without liability of any party to any other party other than as provided in Sections 6 and 8 hereof.

     12. SUBSTITUTION OF UNDERWRITERS. If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall not exceed 10% of the Firm Shares or Additional Shares required to be purchased on the Closing Date or the Option Closing Date, as the case may be, then, each of the non-defaulting Underwriters shall purchase and pay for (in addition to the number of such Shares which it has severally agreed to purchase hereunder) that proportion of the number of Shares which the defaulting Underwriter or Underwriters shall have so failed or refused to purchase on such Closing Date or Option Closing Date, as the case may be, which the number of Shares agreed to be purchased by such non-defaulting Underwriter bears to the aggregate number of Shares so agreed to be purchased by all such non-defaulting Underwriters on such Closing Date or Option Closing Date, as the case may be.
In such case, you shall have the right to postpone the Closing Date or the Option Closing Date, as the case may be, to a date not exceeding seven full business days after the date originally fixed as such Closing Date or the Option Closing Date, as the case may be, pursuant to the terms hereof in order that any necessary changes in the Registration Statement, the Prospectus or any other documents or arrangements may be made.

     If one or more of the Underwriters shall fail or refuse (otherwise than for a reason sufficient to justify the termination of this Agreement under the provisions of Section 7 or 11 hereof) to purchase and pay for (a) in the case of the Closing Date, the number of Firm Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Firm Shares in accordance with the terms hereof or (b) in the case of the Option Closing Date, the number of Additional Shares agreed to be purchased by such Underwriter or Underwriters upon tender to you of such Additional Shares in accordance with the terms hereof, and the number of such Shares shall exceed 10% of the Firm Shares or Additional Shares required to be purchased by all the Underwriters on the Closing Date or the Option Closing Date, as the case may be, then (unless within 48 hours after such default arrangements to your satisfaction shall have been made for the purchase of the defaulted Shares by an Underwriter or Underwriters) and subject to the provisions of Section 11(b) hereof, this Agreement will terminate without liability on the part of any non-defaulting Underwriter or on the part of the Company or the Selling Stockholder except as otherwise provided in Sections 6 and 8 hereof. As used in this Agreement, the term "Underwriter" includes any person substituted for an Underwriter under this paragraph.
Nothing in this Section 12, and no action taken hereunder, shall relieve any defaulting Underwriter from liability in respect of any default of such Underwriter under this Agreement.

     13. NOTICES. All communications hereunder shall be in writing and if sent to the Representatives shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to c/o Furman Selz LLC at 230 Park Avenue, New York, New York 10169, Attention: Syndicate Department (facsimile number:
(212) 309-8274) or, if sent to the Company, shall be mailed or delivered or sent by facsimile transmission and confirmed by letter to the Company at 2813 West Alameda Avenue, Burbank, California 91505, Attention: Chief Executive Officer (facsimile number: (818) 846-5197).

     14. SUCCESSORS. This Agreement shall inure to the benefit of and be binding upon the Company, the Selling Stockholder, and each Underwriter and the Company's, the Selling Stockholder's and each Underwriter's respective successors and legal representatives, and nothing expressed or mentioned in this Agreement is intended or shall be construed to give any other person any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person, except that the representations, warranties, indemnities and contribution agreements of the Company and the Selling Stockholder contained in this Agreement also shall be for the benefit of any person or persons, if any, who control any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and except that the Underwriters' indemnity and contribution agreements shall also be for the benefit of the directors of the Company, the officers of the Company who have signed the Registration Statement, and any person or persons, if any, who control the Company within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act and the Selling Stockholder. No purchaser of Shares from the Underwriters will be deemed a successor because of such purchase.

     15. APPLICABLE LAW; JURISDICTION. This Agreement shall be governed by and construed in accordance with the laws of the State of New York, without giving effect to the choice of law or conflict of law principles thereof. Each party hereto consents to the jurisdiction of each court in which any action is commenced seeking indemnity or contribution pursuant to Section 8 above and agrees to accept, either directly or through an agent, service of process of each such court.

     16. COUNTERPARTS. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, and all of which together shall be deemed to be one and the same instrument.

     If the foregoing correctly sets forth our understanding, please indicate the Underwriters' acceptance thereof in the space provided below for that purpose, whereupon this letter shall constitute a binding agreement between us.

                                        Very truly yours,

                                        FOUR MEDIA COMPANY


                                        By:
                                           ------------------------------
                                           Name:
                                           Title:


Accepted as of the date first
above written:

FURMAN SELZ LLC                         TECHNICAL SERVICES
                                        PARTNERS, L.P.

By: FURMAN SELZ LLC                     By:
Acting on its own behalf and as            ------------------------------
the Representatives of                     Name:
the several Underwriters                   Title:
referred to in the foregoing
Agreement


By:______________________________
   Name:
   Title:

                                                                      SCHEDULE I


                                  UNDERWRITERS


                 Underwriting Agreement dated February 5, 1997

                              (1)                   (2)            (3)


                                             Number of Firm     Aggregate
                         Number of Firm       Shares to be      Number of
                          Shares to be       Purchased from    Firm Shares
                         Purchased from        the Selling        to be
                           the Company         Stockholder      Purchased
                         -----------------   --------------    -----------


Name and Address
----------------
Furman Selz LLC             __________           __________      _________


PaineWebber Incorporated    __________           __________      _________



Total                       __________           __________      _________
-----


                                      I-1